Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
August 31, 2000



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.9139%


        Excess Protection Level
          3 Month Average  72.72%
          August, 2000  207.15%
          July, 2000  6.03%
          June, 2000  4.98%


        Cash Yield                                  283.20%


        Investor Charge Offs                        66.85%


        Base Rate                                   9.20%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           10.94%


        Total Payment Rate                          14.32%


        Total Principal Balance                     $55,220,806,818.68


        Investor Participation Amount               $33,750,000.00


        Seller Participation Amount                 $6,039,606,300.19